================================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) MAY 5, 2005

                             HAEMONETICS CORPORATION
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

        MASSACHUSETTS                   1-10730                 04-2882273
 ----------------------------         ------------         -------------------
 (State or other jurisdiction         (Commission           (I.R.S. Employer
      of incorporation)               File Number)         Identification No.)

             400 Wood Road Braintree, MA                          02184
      ----------------------------------------                  ----------
      (Address of principal executive offices)                  (Zip Code)

Registrant's telephone number, including area code (781) 848-7100


         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):


[ ] Written communications pursuant to Rule 425 under the Securities
    Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange
    Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

================================================================================

ITEM 2.02       RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On May 5, 2005 Haemonetics Corporation (the "Company") issued a press release announcing financial results for the fourth quarter ended April 2, 2005. A copy of the release is furnished with this report as exhibit 99.1.

The information in this current report on Form 8-K and the exhibit attached hereto shall not be deemed "filed" for the purposes of Section 18 of the Securities and Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, regardless of any general incorporation language in such filing.

ITEM 9.01       FINANCIAL STATEMENTS AND EXHIBITS

(c)     Exhibits
        99.1: Press Release of Haemonetics Corporation dated May 5, 2005

                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          HAEMONETICS CORPORATION
                                          -----------------------
                                          (Registrant)


Date:  May 5, 2005                        /s/ RONALD J. RYAN
                                          ----------------------------------
                                          Ronald J. Ryan, Vice President and
                                          Chief Financial Officer